Exhibit 99.3

NYSE American: EONR

EON Resources Year to Date 2026
Second Quarter of 2026 – Earnings Call

October 2026

Presenters



Dante V. Caravaggio
CEO



Mitchell B. Trotter
CFO



David M. Smith
VP & General Counsel



Jesse J. Allen
VP of Operations

Company Overview – 100% Permian Basin Focused

EON

- ~ 20,000 acres (two fields)
- ~ 750 wells across both fields
- Grayburg-Jackson Oil Field
  - Eddy County, New Mexico
  - OOIP: ~ 956 million barrels of oil
  - Zones including Seven Rivers, Queen, Grayburg, San Andres; depths from ~1,500 ft to ~4,000 ft
- South Justis Field
  - Lea County, New Mexico
  - OOIP: ~ 207 million barrels of oil
  - Zones including Glorietta, Blinebry, Tubb, Drinkard, Fusselman; depths from ~5,000 to ~7,000 ft.


New Mexico
Texas
New Mexico
Texas

*Approximate

Company Overview – Anticipated Growth in PDP Assets

EON

	2025 Oil Barrels	2025 Dollars	2026	2027
PDP	2.5 mil	$29 mil		
PDNP	1.6 mil	$18 mil		
Probable	9.0 mil	$45 mil		
H Wells SA "B" Zone		$95 mil		
H Wells SA "A" Zone		TBD		
H Wells SA "C" Zone		TBD		
H Wells South Justis		$100+ mil		

Groundwork Laid for a Big Year in 2027

- Oil prices drove revenue in 2025 and 2026, while drill bit drives revenue and profits in 2027
- Two properties, two $100MM + farmouts, first two wells drilled, and building war chest
- Cured late filings – now compliant
- $2 added of PDP PV-10 added for every share created
- Acquisitions and field development are primarily funded with debt and ORRI's

Two Years in Review

- November 2023 purchased GJF for $90 million – when most SPACs failed
- September 9, 2025 eliminated toxic financial instruments, recapitalized capital stack, added over $70 million of shareholder value
- September 9th farmout agreement added substantial value
- Settled employee wage claims we inherited
- Navigated NMOCD and BLM requirements
- Built a great working relationship with our San Andres working interest partners

EON

Operations

Presented by: Jesse Allen

Technical Highlights – Geologic and Reservoir Team

EON

- Horizontal potential- San Andres at GJF
- Horizontal potential- Blinebry / Tubb-Drinkard at SJU
- The Playbook / Approach
  - Extensive vertical well control
  - State of the art log / petrophysical / reservoir analysis
- Once done, recruited drilling partner for GJF
- Applying same Playbook / Approach to recruit drilling partner at SJF

Operations – Current and Future for the GJF & SJF

EON

- Safety – Excellent with no reportable incidents
- Production at GJF and SJF remains consistent at ~900 gross BOPD
- Per New Mexico Oil Conservation Division's (NMOCD) Stipulated Final Order (SFO) returning idle / inactive wells to production
- Production increase from the reactivation of these wells was ~60 BOPD
- For 2027 at GJF develop (10) Seven Rivers waterflood patterns
  - CAPEX $2.5MM
  - Production increase ~250 BOPD expected
- For 2027 at SJF reactivate (25) idle / inactive wells
  - CAPEX $2.5 MM
  - Production increase ~240 BOPD expected

San Andres Horizontal Drilling Program – Background

- Recompleted 3 vertical wells- San Andres IP rate for each vertical well:
  - Yucca State 009 initial potential at 105 BOPD
  - Skelly Unit 638 initial potential at 30 BOPD and
  - Skelly Unit 907 initial potential at 20 BOPD
- San Andres farmout agreement / 3 carried wells / lateral of 1 mile
- Drilling operations commenced in mid August 2026
- First horizontal encountered high well pressure at ~750 ft
  - Well control issue
  - Was plugged
- Special precautions were initiated for the next two horizontal wells

San Andres Horizontal Drilling Program – Current

- Skelly Unit 2H and Skelly Unit 3H drilled with no issues
- Completion operations commenced in late September 2026
- The Skelly Unit Production Facility completed / ready
- Production both wells began 10/13/26
- Frac load water to recover 30,000 barrels each well
- Expect once frac load water recovered will begin to produce oil with peak rate ~500 BOPD per well
- Anticipate first oil mid-November with peak oil by end of November

San Andres Horizontal Drilling Program – Future

- Note plugged well does not count in our three well carry
- Replacement carry horizontal well in Q1 2027 Program
- The Operator has advanced permitting activities for the anticipated 2027 development program
- Permitting is not expected to be a constraint on the pace of future development
- Drilling expected to resume in Q1 of 2027
- Timing and scope of subsequent drilling activities will be informed by initial well performance

Horizontal Drilling Potential – SJF

- SJF data / analysis horizontal drilling completed as noted earlier
- The same team identified the potential both fields- GJF & SJF
- The data indicates better rock and better potential well rates at SJF than GJF
- The marketing effort to recruit a drilling partner, much like we did at the GJF, has commenced
- Interest thus far is high

Horizontal Drilling Potential – SJF (21 laterals proposed)

EON

Proposed Laterals

Lat No	40 ac blks	Ft/block	Ft	Standoff	Lateral ft	EUR/ft	EUR total	AFE
A1	2	1320	2640	500	2140	107.0	228,980	2,356,000
A2	8	1320	10560	500	10060	107.0	1,076,420	5,524,000
A3	8	1320	10560	500	10060	107.0	1,076,420	5,524,000
A4	8	1320	10560	500	10060	107.0	1,076,420	5,524,000
A5	8	1320	10560	500	10060	107.0	1,076,420	5,524,000
A6	8	1320	10560	500	10060	107.0	1,076,420	5,524,000
A7	6	1320	7920	500	7420	107.0	793,940	4,468,000
A8	4	1320	5280	500	4780	107.0	511,460	3,412,000
B2	3	1320	3960	500	3460	107.0	370,220	2,884,000
B3	7	1320	9240	500	8740	107.0	935,180	4,996,000
B4	10	1320	13200	500	12700	107.0	1,358,900	6,580,000
B5	6	1320	7920	500	7420	107.0	793,940	4,468,000
B6	6	1320	7920	500	7420	107.0	793,940	4,468,000
B7	6	1320	7920	500	7420	107.0	793,940	4,468,000
B8	6	1320	7920	500	7420	107.0	793,940	4,468,000
B9	6	1320	7920	500	7420	107.0	793,940	4,468,000
C5	6	1320	7920	500	7420	107.0	793,940	4,468,000
C6	6	1320	7920	500	7420	107.0	793,940	4,468,000
C7	7	1320	9240	500	8740	107.0	935,180	4,996,000
C8	7	1320	9240	500	8740	107.0	935,180	4,996,000
C9	6	1320	7920	500	7420	107.0	793,940	4,468,000
	40 acs							
21	134						17,802,660	$98,052,000

8423 ft average length
Range from 2640 to 13200 ft laterals

Expected ultimate recovery (EUR) avg of 107 BO/ft with estimated IPs of ~700 BOPD

Horizontal Drilling Potential – SJF (21 laterals proposed)



Laterals
1 2 3 4 5 6 7 8 9
Row A
Row B
Row C
7
15
18
22
19
27
30
34
35
31
3
2
1
6
12
14
13
23
24
26
25
36



Well control
R37E
R37E

GJF & SJF – The Prize (Estimated Summary of Reserves and Value by EON)

EON

In millions of barrels / PV-10	PDP	PDNP	Prob.	Total
Grayburg-Jackson				
Waterflood Oil price $64.54	1.9 MMBBL $25.3 mil	0.7 MMBBL $9.3 mil	9.0 MMBBL $45.4 mil	11.6 MMBBL $80.0 mil
Horizontal Oil price $59.25	—	—	10.8 MMBBL $95.8 mil	10.8 MMBBL $95.8 mil
South Justis				
Waterflood Oil price $64.25	0.7 MMBBL $4.3 mil	0.9 MMBBL $8.5 mil	—	1.6 MMBBL $12.8 mil
Horizontal Oil price $64.25	—	—	16.4 MMBBL $223.4 mil	16.4 MMBBL $223.4 mil
Total	**2.6 MMBBL $29.6 mil**	**1.6 MMBBL $17.8 mil**	**36.2 MMBBL $364.6 mil**	**40.4 MMBBL $412.0 mil**

In addition to the reserves, there is ~$20MM of pumping units.

EON

Financials

Presented by: Mitch Trotter

2026 Year-to-Date Financial Highlights

- Filings are now current and compliant – Late filing causes
  - Complexity of multiple transactions
  - Systems and staffing resources
- Oil prices drove an increase in revenue quarter over quarter
- Oil reserves dropped from 2024 to 2025 due to: SEC oil price; money needed for field infrastructure before field develop



Revenues and Oil Price
100.00
80.00
60.00
40.00
5.0
4.0
3.0
2.0
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Oil price
Revenues

Income Statement

	Q2-2026	Q1-2026	Change	YTD 2026
Average oil price	93.89	72.67	21.22	83.36
Revenues, net of derivatives	4,326,789	4,223,108	103,681	8,549,897
Non-cash derivatives	2,158,927	(3,254,915)	5,413,842	(1,095,988)
Revenues, as reported	6,485,716	968,193	5,517,523	7,453,909
Lease operating	2,511,297	2,528,313	17,016	5,039,610
Depletion & depreciation	2,136,209	1,790,976	(345,233)	3,927,185
Other field related costs	735,639	445,679	(289,960)	1,181,318
General and administrative	2,375,349	2,406,571	31,222	4,781,920
Total expenses	7,758,494	7,171,539	(586,955)	14,930,033
Interest expense	(175,618)	(260,381)	84,763	(435,999)
Other income (expense)	179,542	(851,982)	1,031,524	(672,440)
Total other	3,924	(1,112,363)	1,116,287	(1,108,439)
			-	
Tax (expense) benefit	576,270	1,543,114	(966,844)	2,119,384
Net income (loss)	(692,584)	(5,772,595)	5,080,011	(6,465,179)

Income Statement Highlights

- The revenues net of hedging derivatives are trending up
- The derivative impact is a function of oil prices

	Q4-2025	Q1-2026	Q2-2026
Oil price, end of the quarter	57.42	101.38	69.50
Net oil barrels	60,750	54,247	61,559
Revenues, net of derivatives	3,536,628	4,223,108	4,326,789
Non-cash derivatives	43,225	(3,254,915)	2,158,927
Revenues - Reported	3,579,852	968,193	6,485,716

  - The 75% hedged provides $950K per month protection
  - Not hedged is all of the horizontal program and South Justis
- LOE is steady $700K per month at GJF and $130K at SJU
- G&A is steady both baseline and transactional
- The other income and expense is the net other derivatives

Balance Sheet

	Jun 2026	Mar 2026	Change
Cash and cash equivalents	691,672	129,772	561,900
Accounts receivable	2,373,601	2,407,047	(33,446)
Prepaid and other current	1,364,636	1,201,868	162,768
Oil & gas properties	83,994,647	85,113,367	(1,118,720)
Other noncurrent assets	1,891,348	1,891,348	-
Total assets	90,315,904	90,743,402	(427,498)
Accounts payable & accrued	22,981,672	21,771,228	(1,210,444)
Debt (current & long-term)	9,003,786	7,379,383	(1,624,403)
Derivatives (various)	4,223,137	6,661,369	2,438,232
Deferred tax liability	2,711,415	3,287,278	575,863
Other liabilities	2,020,686	1,987,821	(32,865)
Total liabilities	40,940,696	41,087,079	146,383
Equity attributable to EON	49,375,208	49,656,323	281,115
Non-controlling interest		-	-
Total equity and liabilities	90,315,904	90,743,402	427,498

Balance Sheet Highlights

- Cash increased from $130K in Q1 to $692K in Q2
- The derivative liability for non-cash hedging decreased due to the decline in oil prices at the end of June 2026
- Changes from Q2-25 to Q2-26
  - Debt reduced from $42.6 million to $6.4 million
  - Preferred shares eliminated

Funding Growth - Sources (aka War Chest)

- Term Overrides to fund legacy field RTP - $10MM - 18 mo payout (no debt, no equity cost)
- Term Overrides to fund waterflood expansion - $10MM - 18 mo payout (no debt, no equity cost)
- 10% Override on new hypothetical $35MM acquisitions would fund $10MM (no debt, no equity cost)
- Traditional Debt to Fund Acquisitions - $25 MM
- Traditional Debt to Fund new drilling - $15-25MM
- ELOC to provide owner equity contributions $10MM
- Equipment Leaseback to fund Legacy Expansion $10MM
- Synthetic ATM (lower cost than an ELOC) - future $10-20MM
- ABS Warehouse (lower cost than RBL debt) - future $1B

Big 2027 in the Works

- 2025 and 2026 were positioning years to grow thru drill bit
- Our business model is replicating GJF
- Waterflood property concurrent with drilling:
  - Horizontal drilling produces big wells
  - Solves water handling
  - Creates sustainable low decline production
  - Extends life of field
  - Maximizes overall return
- Big production increase thru 2030

Open Discussions & Questions

EON Resources, Inc. (NYSE American: EONR)

Headquarters	3730 Kirby Drive, Suite 1200, Houston, Texas 77098
Investor Relations	mike@plrinvest.com
Company Website	https://www.EON-R.com/

Disclaimer

EON

This presentation of EON Resources Inc. ("EON" or the "Company") shall not constitute a "solicitation" as defined in Rule 14a-1 of the Securities Exchange Act of 1934, as amended.

This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or "qualified institutional buyers" as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. EON is not making an offer of the Securities in any state where the offer is not permitted.

The information in this presentation may not be complete and may be changed at any time. Before you invest in the Company's securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company. Copies of any such filing may be obtained for free by visiting the SEC website at www.sec.gov. Filings by EON with the SEC may also be viewed through links on the EON website at EON-R.com.

This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed.

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison.

Certain statements contained in this presentation relate to the historical experience of our management team. An investment in the Company is not an investment in any of our management team's past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company.

This Presentation may contain estimated or projected financial information, including, without limitation, EON's projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024, 2025, and 2026. Such estimated or projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation.

Disclaimer (cont.)

EON

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements". Our forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business. These forward-looking statements, are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward-looking statements. These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A "Risk Factors," and also discussed from time to time in our quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other SEC filings including the following: (1) the financial and business performance of the Company, (2) the Company's abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared. Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EON undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

In preparing this presentation, the Company has relied on estimates of reserves associated with its assets located in New Mexico as of December 31, 2025. Such reserve estimates are based on evaluations prepared by the independent petroleum engineering firm of Haas and Cobb, in accordance with Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Evaluation Engineers and definitions and guidelines established by the SEC. The Haas and Cobb reserve report as of December 31, 2025, filed as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2025, covers 94% of the Company's reserves as of December 31, 2025, while the remaining 6% were developed by the Company's internal reserve engineers.